Howard Weil – 2009 Energy Conference
March 23,  2009
1099 18    Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com    NYSE: BBG
Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
th
Exhibit 99.1

Forward-Looking and Other Cautionary Statements
FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-
looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”).  We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about February 2009 or as indicated. Bill Barrett
Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2008 filed with the SEC.  This document
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-
GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions.
Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the
United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 24, 2009; the 2008 year-end estimate is based on the same calculation and preliminary results.
This presentation does not constitute a solicitation to buy or sell our securities.
is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov and
www.billbarrettcorp.com, respectively.

Strengths of Bill Barrett Corporation
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Diverse Development Portfolio:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
•
Technology:
Leader in utilization of technology
•
Financial Strength:
Strong balance sheet and hedge position that provides flexibility to grow
$172.5 million Convertible Note and $338.8 million borrowing base available on bank line
•
Opportunistic

2008 Highlights
•
Reserve growth, up 47% to 818 Bcfe
•
Reserve replacement 436%
•
Lengthened R/P to 9.7 years
•
F&D $1.76 ($1.99 3-year weighted average)
•
Production growth, up 27% to 77.6 Bcfe
•
Record cash flow up 71% to $9.53 per share
•
Record EPS, up 298% to $2.39
•
Paradox Basin shale gas discovery
•
$339 MM year-end liquidity after 5% convertible
offering and increased bank line

Dec
2008
Dec
2004
292
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve
replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Net Production
52.1
39.4
61.2
2005 2006 2007 2008
(Bcfe)
77.6
Discretionary Cash Flow*
$102
$195
$239
*
Non-GAAP measure (see slide 2)
($millions)
$249
2004 2005 2006 2007
$429
2008
Net Income
($millions)
$24
- $5
$62
2004
2005 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$108
2008
818
436%
87.0
84.0
84.0
2009E
Management’s Track Record of Growth

Significant Reserve Additions in 2008
Total Reserve Additions: 338 Bcfe
557.6
818.3
77.6
7.3
YE 2007
YE 2008
Annual
Production
Price
Revisions
3.1
Acquisitions
146.4
196.2
Engineering
Revisions
Drilling
Additions
All are net Bcfe
Pricing: YE 2007 $6.04/MMBtu & $92.50/Bbl
YE 2008 $4.61/MMBtu & $41.00/Bbl
329.8
329.8
435.1
435.1
Proved
Developed
Proved
Developed
Proved
Developed
Proved
Developed

* as of December 31, 2008
2.9* Tcfe 3P Resources
2.9* Tcfe 3P Resources
0.8 Tcfe
Proved
0.8 Tcfe
Proved
1.8 Tcfe
Increased
Density
0.3 Tcfe
Other
0.3 Tcfe
Other
2.9 Tcfe*
3P Resources
2.9 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
10+ Tcfe Unrisked Potential
3P Resources do not include Yellow Jacket
Strong Resource Base to Generate Reserve Growth

Increased 3P Resources to 2.9 Tcfe
Low Risk Resource Base
Reserve and resource disclosure:
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable and possible resources, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-K for the year-ended December 31, 2008, available from Bill Barrett Corporation at 1099 18th Street, Suite 2300, Denver, CO 80202. You can also obtain this report from the SEC by calling 1-800-
SEC-0330 or at www.sec.gov
Probable and possible resources predominantly due to increased density.  To date:
•
WTP: 36 wells on 40-acre density and 6 wells on 20-acre density successfully drilled
•
Piceance: 108 wells on 10-acre density successfully drilled
West
Tavaputs
Piceance
320
320
40 – acre: 655 Bcfe
24
Bcfe
(Deep)
372
372
10 – acre: 693 Bcfe
Powder
River
67
67
178
1,065
1,383
BTR/LC
Wind
River
51
51
183
85
5
5
3P
Bcfe
Proved
Bcfe
20 – acre: 384 Bcfe
Probable & Possible
Total:  2,898*
*Additional 4 Bcfe in other fields

Capital Expenditures
Align 2009 Capex with Cash Flow
Exploration/
Delineation 15-20%
Exploration/
Delineation 15-20%
Development
80-85%
Development
80-85%
Piceance
Piceance
Uinta
Uinta
Paradox
Other
PRB
2009E Allocations
2007 2008 2009E
$444
$444
$601
$601
F&D*
($/Mcfe)
Capex
(Millions)
*Non-GAAP measure (see slide 2)
Up to
$350
Up to
$350
$2.80
$2.80
$1.83
$1.83
2006 2007
$1.76
$1.76
2008
3 year
weighted
average
$1.99
$2.48
$3.00

Improving Rockies Export Capacity
and Proposed Pipeline Expansions
•
Current Rocky Mountain export capacity 8.5 Bcf/d
•
Set to increase by 31+% with below projects
•
Rocky Mountain rig count down 50% since peak,
production down January to February
•
Near Term Capacity 500+ MMcf/d
REX +300 MMcf/d 2009
Increased NGL capacity 110,000 Bpd
New local storage 10+ Bcf – 2Q ‘09
Significant rig count reduction 2009
MONTANA
ARIZONA
SOUTH
DAKOTA
NEW MEXICO
KANSAS
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Ruby
REX 1.5 Bcf/d
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
Opal
Opal
+0.3 Bcf/d by Nov. ‘09
•
Longer Term: 2.3+ Bcf/d
Kern River Expansion 4Q ‘10 & 4Q ’11 –
400 MMcf/d
Bison NBPL 4Q ’10 – 400 MMcf/d
Ruby Pipeline 2Q ’11 – 1,500 MMcf/d
Multiple projects being contemplated
Current capacity
Proposed
pipelines or
expansions to
existing pipelines
Existing pipelines

Gas Volume Hedged (Bcf)            Strip CIG ($/Mcf)
Hedge Blended Floor ($/Mcf)
Natural Gas Hedges to Regional Price Points
•
2009:  63.9 Bcfe hedged, approximately 73%-76% of forecast production
•
2010:  55.7 Bcfe hedged or approximately 60% of forecast production
Q1 ‘09 Q2 ‘09 Q3 ‘09Q4 ‘09 Q1 ‘10 Q2 ‘10 Q3 ‘10 Q4 ‘10
(Hedge volumes include basis-only swaps of 3.1 Bcfe and 11.8 Bcfe in 2009 and 2010, respectively, not included in blended floor price)
$3.92 – weighted average difference between BBC floor and CIG Strip on a per Mcf basis
0
4
8
12
16
20
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00

Denver
Gibson Gulch
Powder River
Basin
Piceance
Basin
Piceance
Basin
Wind River
Basin
CBM
Big George
Uinta
Basin
Uinta
Basin
Blacktail Ridge
West
Tavaputs
Cave Gulch
Bullfrog
To Support Continued Production and Reserve Growth
Gas Prone Area
Oil Prone Area
Development Project
Lower Risk, Repeatable,
High Quality ROR Inventory
0.8
Tcfe
Proved
0.8
Tcfe
Proved
2.9 Tcfe*
3P Resources
1.9 Tcfe
Development
Projects
1.9 Tcfe
Development
Projects
*as of December 31, 2008
0.2
Tcfe
0.2
Tcfe
•
96%+ natural gas
•
98% operated – increases control
•
92% average working interest –
concentrates staff resources
•
Visibility for continued
double-digit production growth
Extensive & Diverse Development Portfolio

Piceance Basin – Gibson Gulch
Williams Fork Formation
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 1.1 Tcfe
•
1,250 – 1,300 drilling locations
(10-acre density)
•
Developing on 10-acre density
•
Proved reserves:  372 Bcfe (12/08)
•
Net production:  92 MMcfe/d   (2/09)
•
Acreage: 16,400 net (10,300 net undeveloped) (12/08)
•
94% working interest
•
2 rig program, plan to drill 65-70 wells
•
All permits completed for 2009 program
Silt
3-Component
3-D Seismic
BBC acreage
BBC operated gas well
10 acre density
BBC non-operated gas well
Non-operated gas well
COLORADO
Piceance
Basin

EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
1.2
81%
0.9
$ 0.6
1.2
$ 1.8
$ 2.33
$mm
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
0%
20%
40%
60%
80%
100%
$3.00 $4.00 $5.00 $6.00 $7.00
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
Production wells on Specialty site
$  5.00
1
0.60
$  5.60
(0.80)
(0.38)
$ 4.42
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
23%
$  3.79
1
As of Feb. 27, 2009, Rockies 5-year strip $5.05/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

Bill Barrett Corporation

83 Sq Mile 3-D Survey
Uinta
Basin
UTAH

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
Scale:
640 ac
= 1 Mile
Questar interconnect
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline
Uinta Basin – West Tavaputs
•
Proved reserves: 320 Bcfe (shallow and deep) (12/08)
•
Net production: 89  MMcfe/d (shallow and deep) (02/09)
•
Acreage: 39,800 net (27,400 net undeveloped) (12/08)
•
96% working interest
•
1 rig operating, 14 well program (all permits completed)
•
EIS in progress
•
3P resources 1.4 Tcfe (shallow & deep)
•
750 – 800 drilling locations
•
Deep: 10 producing wells
•
Upside: expansion of deep & Mancos shale
CURRENT STATUS PROGRAM POTENTIAL
Shallow – Wasatch, Mesaverde; Deep – Navajo, Entrada, Dakota

EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Bcfe
2.5
83%
2.1
$0.9
1.9
$2.8
$1.33
$mm
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
0%
20%
40%
60%
80%
100%
$3.00 $4.00 $5.00 $6.00 $7.00
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
Peters Point 6-7D production site
1
As of Feb. 27, 2009, Rockies 5-year strip $5.05/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
$  5.00
1
0.19
$  5.19
(1.00)
(0.29)
$  3.90
35%
$  3.42
2

Bill Barrett Corporation

MT
Powder River Basin
WYOMING
BIG GEORGE PLAY
Gillette, WY
Cat Creek
Deadhorse
Pumpkin Creek
Willow Creek
Hartzog Draw
Pine Tree
Palmtree
Tuit
Porcupine
Fort Union Outcrop
Fort Union Outcrop
SCALE
1 Township = 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering

Powder River Basin – CBM
•
3P Resources 180 Bcf
•
650 gross drilling locations
•
Infrastructure expansion continues
in 2009
•
Deep Big George production
ramping up
•
Proved reserves: 66 Bcf (12/08)
•
Net production: 26 MMcf/d (2/09)
•
Acreage: 127,400 net (77,400 net
undeveloped) (12/08)
•
Low-risk, high return
drilling, primarily Big George coals
•
Plan to drill 55-60 wells
Big George Coal
CURRENT STATUS
PROGRAM POTENTIAL

EUR (gross) – operated
EUR (net), 81% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Bcfe
0.34
0.28
$    98
232
$  330
$ 1.18
(ranges from 0.15 – 0.8)
$1000s
Powder River Basin – CBM
Big George Coal - Wyoming
Production equipment on Pine Tree site
0%
10%
20%
30%
40%
50%
$4.00 $5.00 $6.00 $7.00 $8.00
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 5.00
1
(0.35)
$ 4.65
(2.50)
(0.60)
$ 1.55
17%
$ 4.22
1
As of Feb. 27, 2009, Rockies 5-year strip $5.05/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

224 Wells Drilled
(Gross)
Development 107
CBM 99
Delineation/Expl 18
314 Wells Drilled
(Gross)
Development 125
CBM 175
Delineation/Expl 14
430 Wells Drilled
(Gross)
Development 210
CBM 203
Delineation/Expl 17
~158 Wells Planned
(Gross)
Development 82
CBM 60
Delineation/Expl 16
0
20
40
60
80
100
2006 2007 2008 2009E 2010E
52.1
52.1
61.2
61.2
77.6
77.6
87
84
84
Continued Production Growth
•
Continued growth 2009 and 2010 under “live within cash flow”
scenarios
90+

Bill Barrett Corporation

MT
SD
WY
NE
UT
CO
KS
Rocky Mtn. Overthrust

World Class Exploration Portfolio
•
1.2 million net undeveloped acres
•
Established track record of discoveries
(stars) now in delineation phase
•
Multiple, large scale, resource plays
(circles)
•
Yellow Jacket - One rig program 2009
•
Circus Cody shale play: 1 of 4 wells
established sustained production
> 1 MMcf/d for 9 days, continue
completions
•
Hook Manning Canyon shale play:
drilled 1 test well, results encouraging;
1 horizontal test 2Q ‘09
•
Hook Juana Lopez Shale: tested gas
and oil
•
Pine Ridge Salt Flank: completion
in Summer 2009
•
Red Point: Ft. Union basin-centered
gas, completion planned for May
EXPOSURE
CURRENT & UPCOMING ACTIVITY
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind
River
Basin
Uinta
Basin
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow
Jacket
Waltman Arch
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
Discovery / 2008 delineation
Planned activity within 12 months
st
st
st

Bill Barrett Corporation

Northwest
UT
CO
San Juan Basin

Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
•
Expansive project area
•
55% Fee ownership
•
Shallow depths: 5,500’ – 7,500’ TD
•
Estimated Gothic and Hovenweep
shale thickness: 80’ – 150’
•
Average gas 1,200 Btu
•
Proximity to San Juan Basin
infrastructure
•
55 - 100% working interest (operated)
•
234,900 net undeveloped acres
(YJ and GJ) (12/08)
•
Gothic: Drilled 6 horizontal wells, spud 7  ,
completed 4
•
Hovenweep: drilled 1st horizontal well to
test May ‘09
•
Began sales Dec ’08 (2 wells)
•
Refining drill & completion procedures
•
Continuous 1-rig program in 2009
PROGRAM POTENTIAL
CURRENT STATUS
13-15 Gray
E. Doe
Canyon
Rabbit
Koskie Area
Scale in miles
0 30
Johnson
Area
Cortez
Horizontal drilled
Vertical drilled
Pipeline tap (20 MMcf/d
capacity)
Green Jacket Area
Hovenweep shale
1,300 sq mi
Yellow Jacket Area
Gothic shale
1,850 sq mi
th
UT
CO
Paradox
Basin

Salt
Productive
Zone
5,500’
5,600’
3-D
Shoot
3-D
Shoot
Potential
Productive
Zone
Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
•
Two widespread shale layers: shallow
•
Up to 150’ thick
•
Porosity 4%-6%
•
GIP: 50 Bcf/section
•
Composition: 36% Quartz, 44%
Carbonate & 15% Clay
•
Over-pressured at: 0.52-0.59 psi/ft
Core sample
To quantify presence of gas
Gothic Horizontal
Gothic Vertical
Science Well
Green Jacket Yellow Jacket
Avoid Faults
0
Avoid stray
porosity
zones
U. Ismay
L. Ismay
Desert Ck.
3,000’- 3,900’
Testing Completion Hardware:
cemented liner vs.
packer/stim sleeves
•
$3.8 - $4.3MM D&C cost (early optimization phase)
•
18 days to drill
•
Multiple wells from 1 surface pad
•
30M – 50MBbls completion fluid
•
Adjusting pump rates, sand/fluid concentrations &
completion hardware to maximize shale breakage
and avoid connection to salt
GEOLOGY DRILLING
Hovenweep Shale
Gothic Shale
Hovenweep
Horizontal - 1 well
WOC
Drilling 7 well
th

Bill Barrett Corporation

Uinta Basin
UT
San Rafael Swell

Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
Shallow Hook
35,000 net undeveloped acres
7-16 tested gas & oil, shut-in,
TD 3,900’ Fractured Juana
Lopez shale prospect
Shell currently
testing offset to BBC
lands
Deep Hook
15-32 State
TD 8,000’
Recovered 422’ of core
Evaluating gas shows;
Planned 2Q09
Horizontal
Uinta Basin – Hook Prospect
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 75,200 (12/08)
•
Two project types:
Deep shale gas – Deep Hook (WI 50%)
Manning Canyon
Shallow shale gas – Shallow Hook (WI 100%)
Juana Lopez
•
To spud Manning Canyon Horizontal and 2
nd
JL
shale Q2 ‘09
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
Testing 1
st
Manning Canyon well
Shell currently testing offset well to BBC acreage
•
Multiple show wells present
•
TD range from 1,000’ to 11,000’
Shale Gas
15-32 State
Manning
Canyon
Humbug
Limeston
e
589’ of
shale;
Over 816’
of interval
422’ of
core
Gas curve

Circus
150+ sq. mi. 3-D
Leviathan
TD 11,005’; dry gas
production from Cody Shale,
continue testing
Draco 10–15
TD 12,441’; dry gas
production from Cody Shale
250+ Mcf/d
Robinson Ranch 8-3
WOC
Swandal Ranch 14-
26 WOC
Bodine-Williams 7–
28 WOC
Pulis 7–15
1.1 MMcfe/d sustained
production for 9 days
Scale in Miles
0 6
Montana Overthrust –Circus Prospect
Cody Shale Gas Play
•
50% working interest (operated)
•
174,400 net  undeveloped acres (12/08)
•
Upper Cretaceous Cody Shale
~3,000’ – 7,000’
•
Cody Thickness: 900’ -
2,000’
•
Drilled 4 wells in 2008; Pulis 7-15 tested
1+ MMcf/d with water; testing
•
Permitting horizontal test well
•
Wide-spread shale gas potential in
Cody Shale
CURRENT STATUS
PROGRAM POTENTIAL
BBC Acreage
Upcoming BBC Cody
shale completions
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Draco drilling
MONTANA
Mapped Area

Strong Financial Position
•
$339 million availability on line of credit (at December 31, 2008)
Line of credit has $593 million in commitments
Diversified and reliable banking syndicate (17 banks)
Well within satisfactory ranges on all credit metrics and covenants
•
2009 capital program aligned with cash flow
Maintain flexibility in capital program
Generate estimated 8%-12% production growth
•
Sizable hedge positions support 2009 and 2010 cash flows
Hedge with diversified and reliable counterparties

Key Catalysts Going Forward
•
Increasing Rockies takeaway capacity
REX – East
Ruby
Additional capacity planned
•
Visible Development growth
Low risk, multi-year reserve growth through increased density drilling: Successful to date West Tavaputs, Piceance
Continued operational efficiencies
EIS: working on timeline
•
Exploration success:  follow on to multi-TCF upside
Paradox shale gas discovery: No resources included in 3P
Multiple new shale gas exploration programs in progress
One of largest net undeveloped Rockies positions

APPENDIX

Natural Gas and Oil Hedges
CAL 2011
•
Natural gas swaps: 10.5 Bcf at $7.87/Mcf
•
Natural gas basis only swaps: 6.6 Bcf at ($1.89)
CAL 2012
•
Natural gas basis only swaps: 6.7 Bcf at ($1.34)
Volume Volume Volume
(MMBtu/d) (MMBtu/d) (Bbls/d)
1Q09 204,000 $7.86 0 n/a 925 $81.79
2Q09 184,000 6.83 10,000 (2.25) 925 81.79
3Q09 184,000 6.83 10,000 (2.25) 925 81.79
4Q09 138,000 7.06 17,000 (1.85) 925 81.79
1Q10 119,000 7.31 30,000 (1.92) 300 90.00
2Q10 167,000 6.82 45,000 (2.57) 300 90.00
3Q10 167,000 6.82 45,000 (2.57) 300 90.00
4Q10 69,000 6.91 22,000 (2.47) 300 90.00
Period
Weighted
Average
Floor/Swap Price
(WTI/Bbl)
Weighted Average
Floor/Swap Price
(CIG/NWPL/PEPL/
TCO/DomApp)
Weighted
Average
Spread
(CIG/NWPL)
Natural Gas Oil
Swaps and Collars Swaps and Collars Basis Only

Hedges Protect Cash Flow
•
Hedge natural gas through basis, mostly to CIG regional sales point
•
Hedge 50% - 70% of production on a forward 12-month basis
•
63.9 Bcfe hedged for 2009
73%-76% of forecast production, weighted toward summer months
Gas: floor/swap $7.17MMBtu  (or $7.89 Mcf) and $81.79/bbl
Includes 3.1 Bcf of basis only swaps
•
55.7 Bcfe hedged for 2010
Will add to this position over time
Approximately 60% of forecast production
172 MMBtu/d hedged in Summer 2010
Gas: floor/swap $6.94MMBtu ($7.63/Mcf) and $90.00/bbl
Includes 11.8 Bcf of basis only swaps

Improving Rockies Export Capacity
and Proposed Pipeline Expansions
Future project
*Applied for FERC certificate
Jan. 2009
1200 - 2000 Wamsutter, WY to NBPL, then to Emerson TransCanada Pathfinder
4Q 2010 400 - 600 Powder River, WY to Northern Border Pipeline TransCanada Northern Border Bison
2Q 2011* Up to 1500 Opal, WY to Malin, OR El Paso Ruby
4Q 2010 and 4Q 2011 400   Add’l compression added to current system Kern River Kern River Expansion
Est. Completion Timing Capacity MMcf/d Point to Point Owner Name
4Q 2012 (likely delayed) 1200
Wamsutter, WY to NGPL st. 109 to Chicago, IL
Kinder Morgan Chicago Express
4Q 2012 (likely delayed) 1300 (+ up to 1700) Wamsutter, WY to Chicago, IL Questar and Alliance Rockies Alliance Pipeline
August 2009
June 2011 (under assessment)
40
1200
Expand capacity from NE WY to western ND
Additional pipeline from Opal, WY to Stanfield,
OR
Williston Basin Interstate
Williams
Grasslands
Sunstone
•
Ruby, Kern, Bison & Grasslands to add 2.3+ Bcf/d capacity by summer 2011
•
Additional capacity proposed

Visible Development Growth
2,650+ 758 Subtotal – Development
818 TOTAL reserves all assets
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big
George and
with increased takeaway
capacity
650 66 CBM
Planning basis is 10-acre
density; technology leader with
“super fracs”
1,250 -
1,300
372 Gibson Gulch
Planning basis is on 40-acre
and 20-acre density
750-800 320
West Tavaputs
(Peters Point and Prickly Pear)
Comment
Drilling
Inventory
(gross wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base
•
Gas manufacturing
plays
•
Multi-year drilling
inventory
•
Low-risk reserve & production growth
•
Further upside and efficiencies
•
Up to ~160 wells planned in 2009
THREE KEY AREAS

Upside: Active Exploratory/Delineation Drilling
Drilling 8
th
horizontal well, includes sister shale
play at Green Jacket
Yellow Jacket: 301,300 gross, 144,400 net acres
Green Jacket: 127,700 gross, 90,500 net acres
234,900
Yellow Jacket/Green
Jacket
(shale gas play)
Paradox
2 Deep wells at 17k-19k’ targeting Frontier,
Muddy & Lakota.  Recompletion opportunity in
Bullfrog area
Delineation project; increased potential in deep,
Mancos, west structure
BTR infill drilling program moved to development;
LC extension continues delineation. Includes
105,900 acres subject to drill-to-earn agreements.
Ute land
Comment
Net
undeveloped
acreage
Area Basin
22,500
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
27,400
West Tavaputs deep
(structural play)
Uinta
168,500
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES

New Exploration: High Risk, High Return Potential
Completed 3-D shoot; Ft. Union well
drilled & cased to TD 10,700’; testing
1H ’09
First well targeted Cutler and Honaker
Trail formations 3Q08; good gas shows
and porosity; complete in 2009 after
winter stips
Targeting Manning Canyon (deep)
and Juana Lopez (shallow) shales
Testing Cretaceous Cody Shale with 4
vertical wells; seeking approval for 1
horizontal well in 2009
Comment
Net
undeveloped
acreage
Area Basin
64,200
Red Point and other
Big Horn projects
(basin-centered play)
Big Horn
30,800
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
75,200
Hook
(shale gas play)
Uinta
174,400
Circus / Toston 6-mile
(structural and shale
gas play)
Montana Overthrust
NEW PROSPECTS
st

Wind River Basin – Cave Gulch / Bullfrog Fields
Cooper
Reservoir
Field
Frontier, Muddy, Lakota Formations
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 51 Bcfe (12/08)
(Wind River total)
•
Net production: 26 MMcfe/d (1/09)
•
WI: 50-100%
•
22,500 net undeveloped acres (12/08)
•
Activity slowed due to current pricing
•
Up to 30 deep locations
•
IP: 5-25 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch 31-32
Recompleting to Frontier,
testing
Cave Gulch
Field
Bullfrog 33-19
Frontier recompletion
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 17 MMcf/d gross
(03/09)
Cave Gulch Field looking northwest
East Bullfrog
Fed 23-6
Lakota & Muddy
(partial) producing
5.4 MMcf/d
Frontier behind pipe
WYOMING
Wind River Basin

Blacktail Ridge / Lake Canyon
Wasatch Formation
•
Multi-pay fractured oil project with significant
gas component
•
Assessing step-out drilling, shallower pays,
deeper pays
•
Applying modern evaluation tools to late
1970s-aged field
•
TD 7,000’ to 11,000’
PROGRAM POTENTIAL
•
Proved reserves: 5 Bcfe (12/08)
•
Net acres: control a minimum of 168,500
(12/08) depending on 3rd party elections
•
16 producing wells with 4,000+ bopd
(gross) production capability; 3 wells WOC
•
Reduced 2009 activity
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
EXTENSION
STRATEGY
Lake Canyon
Blacktail
Duchesne
Altamont/Bluebell
379 MMBOE CUM
High gas area
INFILL
STRATEGY
Blacktail Ridge acreage position not shown for competitive
reasons
WOC
WOC
WOC
Scale in miles
0 6
BBC acreage
BBC oil well
BBC possible 2009 drilling location
Testing or WOCT
Drainage ellipses on existing wells
Known field areas
UT
Uinta
Basin

Consistent-to-better than big name shale plays
Yellow Jacket Characteristics
Gothic Shale
Yellow Jacket
Barnett (Core/Tier 1) Fayetteville Marcellus
Economics Initial
IP Rate (MMcfd) 2 - 4 2.5 1.9 4.3
1st Year Decline rate (%)* 65% - 80% 70% 68% 75%
EUR (Bcfe/well)* 2 - 3 2.65 2.2 3.75
Well Spacing (acre)* 160 25 - 50 40 - 80 80 - 160
Well Costs ($ millions) $3.8 - $4.3 (Exploratory) $2.8 $3.0 $3.5
F&D Cost ($/Mcfe)* $0.67 - $1.50 $1.39 $1.64 $1.12
Proved Reserves (Bcfe) N/A 2,810 535 45
Risked Unbooked Resource (Bcfe) ? 5,200 6,600 17,200
Breakeven Price ($/MCF) ? $4.98 $5.12 $2.69
Characteristics
Depth (Feet) 5,400 - 9,000 5,400 - 9,600 1,200 - 7,500 1,500 - 8,000
Thickness (Feet) 80 - 160 200 - 500 50 - 200 50 - 300
Organic content 1% - 2% (Converted) 2% - 7% 2% - 5% 5.3% - 7.8%
Porosity 4% - 6% ~7% 4% - 12% 5.5% - 7.5%
Pressure (psi/foot) 0.52 - 0.59 0.42 - 0.52 ~0.42 (Normal) 0.42 - 0.70
Water saturation 20% - 50% 25% - 35% 15% - 50% 12% - 35%
Gas in place (Bcf/section)* 20 - 50 75 - 200 30 - 60 30 - 150
Recovery rate N/A 25% - 50% 35% - 40% ~30%
* Preliminary numbers based on less than 30 days production; wells not connected to sales

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Honaker Trail
Paradox
Salt
Lower Cutler
Lower Honaker Trail
Paradox
Salt
Mississippian

Paradox Basin – Salt Flank Prospect
•
Net undeveloped acres: 30,800 (12/08) Well
defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test-drilled and cased,
completion in 2009
•
Sold 20% WI to industry partner
Salt Flank
Pine Ridge #1
completion mid 2009
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TD
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL
CURRENT STATUS
UT CO
Paradox
Basin

Bill Barrett Corporation

WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Doble
Creek
5 Mile
Worland
Cottonwood C
60 MMBbl
45 Bcf
Little Buffalo
167 MMBbl
149 Bcf
Grass
Creek
120 MMBbl

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered Gas
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
64,200 net undeveloped acres
(12/08)
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin –Red Point
Basin-Centered Gas
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
CURRENT STATUS
Rocktober 34-36
Ft. Union
Drilled,
WOC (2Q ’09)

Bill Barrett Corporation

Grs MMcfed

Grs MMcfed

Grs MMcfed

0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
0.00
0.05
0.10
0.15
0.20
0.25
0 10 20 30 40 50 60
Months
Typical Well Production Profiles
Typical Shallow Well – Production Profile
West Tavaputs, Uinta Basin, Utah
Typical Well – Production Profile
Piceance Basin, Colorado
Powder River Basin, CBM, Wyoming
Typical Well – Production Profile
• IP-Instantaneous: 2135 Mcf/d
• IP-30 day: 1668 Mcf/d
• EUR: 1.2 Bcfe
• Well Life: 43 years
• Spacing: 10-acre
• Well Depth avg:7,400’
• IP-Instantaneous: 2840 Mcf/d
• IP-30 day: 2460 Mcf/d
• EUR: 2.5 Bcfe
• Well Life: 34 years
• Spacing: 40-acre
• Well Depth avg:7,650’
• IP-Instantaneous,
Peak: 220 Mcf/d
• IP-30 day Peak: 220 Mcf/d
• EUR: 0.3 Bcfe
• Well Life: 12 years
• Spacing: 80-acre
• Well Depth avg: 750’

Thank you for your interest in